UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2013

ISATORI, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11900	75-2422983
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

15000 W 6th Avenue, Suite 202 Golden, Colorado	80401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 303-215-9174

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.

Submission of Matters to a Vote of Security Holders

iSatori, Inc. (the “Company”) held its annual meeting of stockholders on June 27, 2013.  Of the 12,622,756 shares of common stock issued and outstanding as of the record date (June 5, 2013), 12,073,068 shares of common stock (approximately 95.65%) were present or represented by proxy at the annual meeting. In addition, (i) 9,500 shares of Series A $20 Convertible Preferred Stock and (ii) 13,000 shares of Series D $20 Convertible Preferred Stock, convertible into 3,250 shares of common stock and voting on an as-converted basis, were present or represented by proxy at the annual meeting The results of the voting on the matters submitted to the stockholders are as follows.

(1)

Election of Stephen Adelé, Russell Cleveland, Robert M. Galecke, Robert M. Galecke and Bradford Morgan to serve as members of the Board of Directors:

Name	For	Withheld	Abstain
Stephen Adelé	11,181,782	102	0
Russell Cleveland	11,079,682	102,202	0
Robert M. Galecke	11,181,782	102	0
Robert M. Galecke	11,181,782	102	0
Bradford Morgan	11,181,782	102	0

(2)

To approve, by non-binding advisory vote, the compensation paid to the Company’s Named Executive Officers:

For	Against	Abstain
11,071,732	110,052	100

(3)

To select, by a non-binding advisory vote, the frequency – every year, every other year, or every third year – at which the stockholders of the Company will be asked to approve, by a non-binding advisory vote, the compensation paid to the Company’s Named Executive Officers:

Every Year	Every Two Years	Every Three Years	Abstain
3,976,867	338,517	6,866,385	115

(4)

To approve the iSatori, Inc. 2012 Employee Equity Incentive Plan

For	Against	Abstain
10,827,380	25,002	329,502

(5)

To approve of an amendment to the Company’s Certificate of Incorporation to permit the Company’s stockholders to take action by written consent in lieu of a meeting if the written consent is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted:

	For	Against	Abstain
Shares of Common Stock	12,073,068	24,605	0
Shares of Series A $20 Convertible Preferred Stock*	9,500	0	0
Shares of Series A $20 Convertible Preferred Stock*	13,000	0	0

______________

* Pursuant to the Company’s Certificate of Incorporate, the separate approval of each of the Company’s shares of f Series A $20 Convertible Preferred Stock and the Company’s shares of Series D $20 Convertible Preferred Stock, each voting as a separate class, were required for the approval of Proposal 5.

Item 8.01.

Other Events.

On July 2, 2013, the Company issued a press release announcing the results of its annual meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description

99.1	Press Release, dated June 28, 2013, announcing results of annual meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2013

ISATORI, INC.

By:	/s/ Stephen Adelé
Stephen Adelé
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated June 28, 2013, announcing results of annual meeting.